SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________
FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 4, 2013
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0‑17089	04‑2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)

                              (617) 912‑1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01.     Other Events.
In connection with the closing of the previously announced underwritten at-the-market offering of 3,900,000 shares of common stock, par value $1.00 per share, of Boston Private Financial Holdings, Inc. (the “Shares”) by BP Holdco, L.P., the opinion of counsel as to the validity of the Shares offered pursuant to the prospectus supplement dated May 29, 2013 is filed herewith and incorporated by reference into the Registration Statement as an exhibit thereto.
Item 9.01.     Financial Statements and Exhibits.

Exhibit 5.1	Opinion of Goodwin Procter LLP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/s/ David J. Kaye
	Name:	David J. Kaye
	Title:	Chief Financial Officer
Date: June 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP.